U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C. 20549





                                         FORM 8-K

                                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported): August 19, 1999.


                              AVANI INTERNATIONAL GROUP INC.
                             _______________________________
                       (Name of Small Business Issuer in its charter)


 Nevada                               000-23319                   88-0367866
__________________              _____________________         _________________
(State of                        Commission File No.          (I.R.S. Employer
 Incorporation)                                                    I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2
_________________________________________________________
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number 604-525-2386.
                             ______________


Item 1. Change of Control of Registrant.

On August 19, 1999, the  following events occurred with  respect to the
Company:

1.   Ngai Sou Angeline Chang was appointed Chairman of the Board of the
     Company.

2.   Wai Meng Yeap was appointed a Director of the Company.

3. Robert Wang was appointed a Director of the Company, and was appointed President and Chief Executive Officer of the Company.

4. Dennis Robinson resigned as President of the Company, and was appointed Secretary and Treasurer of the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.


/s/ Robert Wang                         September 16, 1999
_______________________
   Robert Wang
   President